UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2025, Blackstone Mortgage Trust, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, as required by the Company’s Seventh Amended and Restated Bylaws. The immediately following charts set forth the number of votes cast for, against or withheld, as applicable, abstentions and the number of broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

The following eight individuals were elected to the Company’s Board of Directors to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Timothy S. Johnson	78,748,202	8,662,070	46,337,220
Katharine A. Keenan	85,435,246	1,975,026	46,337,220
Leonard W. Cotton	85,625,341	1,784,931	46,337,220
Nnenna Lynch	86,302,246	1,108,026	46,337,220
Michael B. Nash	73,015,511	14,394,761	46,337,220
Henry N. Nassau	84,342,288	3,067,984	46,337,220
Gilda Perez-Alvarado	86,479,944	930,328	46,337,220
Lynne B. Sagalyn	84,557,024	2,853,248	46,337,220

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

Votes For	Votes Against	Votes Abstained
131,875,569	1,442,479	429,444

Proposal 3 – Advisory Vote on Executive Compensation: To Approve in a Non-binding, Advisory Vote, the Compensation Paid to the Company’s Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
82,129,529	4,752,643	528,100	46,337,220

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes to Approve the Company’s Named Executive Officer Compensation

The stockholders voted, on an advisory, non-binding basis, that future advisory votes to approve the Company’s named executive officer compensation should occur every year.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
86,215,199	278,971	454,719	461,383	46,337,220

Based on the results of the vote on the frequency of future advisory votes on named executive officer compensation, consistent with the Board of Directors’ recommendation, the Board of Directors has determined that future non-binding votes of stockholders to approve the compensation paid to the Company’s named executive officers will occur every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: June 27, 2025

	By:	/s/ Scott Mathias
	Name:	Scott Mathias
	Title:	Chief Compliance Officer and Secretary